Investor Presentation September 28, 2022 Exhibit 99.1

Forward-Looking Statements Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements  that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about our expectations  regarding the potential benefits of our partnerships and strategic alliances with other companies, as well as the timing and clinical development of our product candidates,  including EYP-1901; the potential for EYP-1901 as a sustained delivery treatment for wet age-related macular degeneration and non-proliferative diabetic retinopathy; and our longer term financial and business goals and expectations, are forward-looking statements. Some of the factors that could cause actual results  to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the extent to which COVID-19 impacts our business; our ability to achieve profitable operations and access to needed capital; fluctuations in our operating results; our ability  to successfully produce sufficient commercial quantities of YUTIQ® and DEXYCU®; the success of current and future license agreements, including our agreements with Ocumension Therapeutics, Equinox Science and Betta Pharmaceuticals; termination or breach of current license agreements; our dependence on contract research organizations,  co-promotion partners, and other outside vendors and service providers; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability;  industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of our stock price; possible dilution; absence of dividends; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized. 2 | INVESTOR PRESENTATION

EYP-1901 is key pipeline program Phase 2 “DAVIO 2” clinical trial in wet AMD underway Non-proliferative diabetic retinopathy (NPDR) “PAVIA” trial expected to begin in September 2022 Positive safety and efficacy data from Phase 1 “DAVIO” clinical trial Durasert® - proven intravitreal (IVT) drug delivery  Sustained ocular drug delivery Constant (zero-order kinetics) stable release of drug Safely administered to over 80,000 patient eyes across four FDA approved products Strong Balance Sheet $171 million in cash and investments on June 30, 2022 Cash runway into 2H 2024 Commercial franchise positioned for 2022 break-even Compelling Pipeline Leverages Proven Durasert® Drug Delivery Technology COMPANY OVERVIEW 3 | INVESTOR PRESENTATION

DURASERT® TECHNOLOGY 4 | INVESTOR PRESENTATION Safe Sustained Intravitreal Drug Delivery Used in four of six FDA approved intravitreal sustained delivery products Delivered by a single in-office IVT injection Continuous, stable release of drug Non-Erodible Products YUTIQ® (EyePoint)  ILUVIEN® (Alimera) RETISERT® (B&L) VITRASERT® (B&L) Bioerodible: EYP-1901 No polyimide coating Initial drug burst from insert surface Constant, zero-order kinetic release over months

EYP-1901: Vorolanib in Bioerodible Durasert®



EYP-1901 insert at month 5 post-injection

EYP-1901

- A single IVT injection of up to 3 inserts
- Bioerodible formulation of Durasert
- Initial drug burst from surface of insert to rapidly reach therapeutic levels in ocular tissues
- Zero order kinetics release

Vorolanib

- Receptor-binding tyrosine kinase inhibitor (TKI)
- Binds receptors of all VEGF growth factors
- Oral formulation studied in Phase 1 and Phase 2 wet AMD clinical trials[1,2]

1. Jackson et al. JAMA Ophthalmol 2017. 2. Cohen MN et al. Br J Ophthalmol. 2021.

5 | INVESTOR PRESENTATION

EYEPOINT PHARMACEUTICALS

EYP-1901 utilizes a bioerodible formulation of Durasert for repeated IVT injections

- Sustained, zero-order kinetics drug release over 6-9 months in bioerodible formulation
- High drug load per insert
- Single insert is ~1/5,000 the volume of the vitreous



Non-Erodible
Silicone Seal
Polyimide Shell
Polymer Cap
3.5 mm
YUTIQ®
Bioerodible
Bioerodible Matrix
Up to 8.0 mm
EYP-1901

6 | INVESTOR PRESENTATION

EYEPOINT PHARMACEUTICALS

Vorolanib selected after evaluation of over 100 small molecule TKIs Previously studied in Phase 1 and Phase 2 clinical trials as an oral therapy with compelling efficacy data and no ocular toxicity Intracellular binding of all VEGF receptors thereby blocking receptors of all VEGF family of growth factors with strong affinity to VEGF receptor 2 Reduced off-target binding of receptors associated with TKI systemic side effects Vorolanib is a specifically designed TKI for reduced off-target binding WHY VOROLANIB? 7 | INVESTOR PRESENTATION

Vorolanib binds receptors of all VEGF growth factors with strong affinity to VEGF receptor 2 - a receptor associated with blood vessel leakage VOROLANIB VOROLANIB VOROLANIB VEGF-A VEGF-B VEGF-C VEGF-D R1 | Inflammation R2 | Blood Vessel Leakage R3 | Blood Vessel Growth & Leakage 8 | INVESTOR PRESENTATION VEGF SIGNALING PATHWAYS VOROLANIB INHIBITS VEGFR Binds to the intracellular domain of tyrosine kinases Targets the angiogenic VEGF receptors R1, R2 and R3 with high potency

EYP-1901 PHASE 1 DAVIO CLINICAL TRIAL 12 MONTH RESULTS 9 | INVESTOR PRESENTATION

EYP-1901 Phase 1 DAVIO clinical trial enrolled 17 patients over four different dosages Primary Endpoint: Safety Ocular and non-ocular TEAEs through month-12 Secondary Endpoints Supplemental anti-VEGF therapy through 6-months Change in BCVA from baseline CST as measured by OCT RESULTS: MONTH 12 FULL READ EYP 1901: 7 – 10 DAYS LATER SCREENING VISIT SOC INJECTION MONTHS DAY0 1 2 3 4 5 6 7 8 9 10 11 12 LOW DOSE (440 μg) N=3 LOW-MID DOSE (1030 μg) N=1 MID DOSE (2060 μg) N=8 HIGH DOSE (3090 μg) N=5 10 | INVESTOR PRESENTATION

EYP-1901 Phase 1 DAVIO clinical trial demonstrated favorable overall safety data at 12-months meeting primary endpoint Ocular AEs of particular interest: No vitreous floaters No endophthalmitis No retinal detachment No implant migration in the anterior chamber No retinal vasculitis No posterior segment inflammation Ocular AEs observed: One eye: mild asymptomatic anterior chamber cell/flare; treated with Maxitrol® eyedrops – resolved in 8 days – no sequelae or recurrence One eye: asymptomatic vitreous hemorrhage from injection; observed No ocular serious adverse events (SAEs) No drug-related systemic SAEs No evidence of vorolanib-related ocular or systemic toxicity No Durasert-related toxicity or tolerance issues No dose limiting toxicity 11 | INVESTOR PRESENTATION

EYP-1901 Phase 1 DAVIO clinical trial demonstrated clinically significant reduction in treatment burden of 75% at 6-months 12 | INVESTOR PRESENTATION DAVIO 12-month final data SOC Anti-VEGF Injections Before and After Treatment SOC (Anti-VEGF) + EYP-1901 Anti-VEGF No supplemental injection Missed visit Low dose (n=3) –70% Low-mid dose (n=1) –100% Mid dose (n=8) –89% High dose (n=5) –44% Reduction in Average Monthly Treatment Burden at 6 Months SOC (Anti-VEGF) + EYP-1901 –1 year Month 0 1 year 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1 Time Prior to Treatment with EYP-1901 Time Since EYP-1901

EYP-1901 Phase 1 DAVIO clinical trial continues clinically significant reduction in treatment burden of 73% at 12-months 13 | INVESTOR PRESENTATION SOC Anti-VEGF Injections Before and After Treatment SOC (Anti-VEGF) + EYP-1901 Anti-VEGF No supplemental injection Missed visit Low dose (n=3) –66% Low-mid dose (n=1) –100% Mid dose (n=8) –87% High dose (n=5) –41% Reduction in Average Monthly Treatment Burden at 12 Months SOC (Anti-VEGF) + EYP-1901 –1 year Month 0 1 year 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1 Time Prior to Treatment with EYP-1901 Time Since EYP-1901

EYP-1901 Phase 1 DAVIO clinical trial demonstrated that 53% of patients did not require supplemental anti-VEGF treatment at 6-months SUPPLEMENTAL ANTI-VEGF INJECTION-FREE RATE UP TO EACH VISIT MONTHS 14 | INVESTOR PRESENTATION n=17

EYP-1901 Phase 1 DAVIO clinical trial met all objectives FAVORABLE SAFETY PROFILE Stabilization of mean BCVA and OCT throughout 6 months was achieved 53% supplemental anti-VEGF injection free up to 6-months 79% reduction in treatment burden at 6-months No ocular SAEs reported No drug-related systemic SAEs reported Ocular AEs – majority are mild and expected DURASERT® VOROLANIB® SIX MONTHS MEDIAN TIME TO SUPPLEMENTAL ANTI-VEGF POSITIVE EFFICACY & DURABILITY 15 | INVESTOR PRESENTATION

DAVIO PHASE 1 CLINICAL TRIAL SUBSET ANALYSIS – SUBJECTS WITH NO EXCESS FLUID AT SCREENING (N=9) 16 | INVESTOR PRESENTATION EYP-1901

BCVA: best corrected visual acuity Mean change in BCVA from screening visit (n = 9) Mean change in CST from screening visit (n = 9) For 9 eyes at 6 months with no excess fluid at screening BCVA = +1.2 letters at 5 months -0.4 letters at 6 months CST on OCT = +20.8 microns at 5 months -1.0 microns at 6 months OCT: optical coherence tomography; CST: central subfield thickness DAVIO Phase 1 clinical trial included 9 of 17 (53%) subjects with no “excess fluid” at screening DAVIO 12-month final data

DAVIO Phase 1 clinical trial showed improved supplemental injection-free rates for subjects with no “excess fluid” at screening (n=9) Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month 10 Month 11 Month 12 % supplemental injection free “up to” each month 100% 100% 100% 89% 67% 67% 67% 67% 56% 56% 56% DAVIO 12-month final data

DAVIO Phase 1 clinical trial showed a 92% reduction in treatment burden at 6 months among subjects with no “excess fluid” at screening (n=9) SOC (Anti-VEGF) + EYP-1901 Low dose (n=2) -89% Low-mid dose (n=1) -100% Mid dose (n=5) -90% High dose (n=1) -100% SOC Anti-VEGF Injections Before and After Treatment Reduction in Average Monthly Treatment Burden at 6 Months Among Eyes Dry at Screening SOC (Anti-VEGF) + EYP-1901 Anti-VEGF No supplemental injection Missed visit -1 year Month 0 6 months 16 11 10 9 6 5 4 3 1 Time Prior to Treatment with EYP-1901 Time Since EYP-1901 DAVIO 12-month final data

EYP-1901 TREAT TO MAINTAIN 20 | INVESTOR PRESENTATION

EYP-1901 demonstrated clinically significant reduction in treatment burden of 75% at 6 Months supporting treat to maintain positioning About half of eyes in DAVIO could go up to 6 months on EYP-1901 alone Another ~30% received only a single supplemental anti-VEGF during 6-months About 15 % failed both SoC and 1901 and required multiple supplements TREAT TO MAINTAIN WITH EYP-1901 21 | INVESTOR PRESENTATION

EYP-1901 positioned as a potential “Treat-to-Maintain” therapy in wet AMD Treat initially with current anti-VEGF standard of care until VA is maximally improved and retina is as dry as possible (induction phase) Maintain with EYP-1901 every six months, supplementing if needed with current anti-VEGF biologic Based on DAVIO, we believe over half of all wet AMD eyes may be maintained visually and anatomically with EYP-1901 alone Another large segment may require occasional supplemental anti-VEGF but a much-reduced interval 22 | INVESTOR PRESENTATION

WET AMD PHASE 2 CLINICAL TRIAL (DAVIO 2) 23 | INVESTOR PRESENTATION EYP-1901

EYP-1901 DAVIO 2 clinical trial is non-pivotal randomized, double-masked, aflibercept controlled


-D14 to -D7
D1
W4
W8
W12
W16
W20
W24
W28
W32
W36 to W56
EYP-1901
2mg low dose (n=48)
EYP-1901
3mg high dose (n=48)
Aflibercept q8W
(n=48)
RANDOMIZATION
AFLIBERCEPT q8W
EYP-1901/AFLIBERCEPT
1° ENDPOINT BLEND W28
AND W32; UNMASK W32
REQUIRED AFLIBERCEPT
INJECTION VISIT
VISIT
SCHEDULED
EYP-1901 DOSING

24 | INVESTOR PRESENTATION

EYEPOINT PHARMACEUTICALS

NPDR PHASE 2 CLINICAL TRIAL (PAVIA) 25 | INVESTOR PRESENTATION EYP-1901

EYP-1901 Phase 2 NPDR PAVIA clinical trial is non-pivotal, randomized double-masked, day-one single injection with sham control EYP-1901 DOSING VISIT SCHEDULED SHAM INJECTION -D21 to –D5 D1 W4 W12 W24 W36 W48 EYP-1901 2mg low dose (n=35) EYP-1901 3mg high dose (n=35) Control Sham (n=35) RANDOMIZATION EYP-1901 1⁰ ENDPOINT UNMASK DATA 26 | INVESTOR PRESENTATION

YUTIQ – An FDA Approved Product

Approved for the treatment of posterior segment uveitis Commercially launched in U.S. in 2019 Patent protection to August 2027 Constant and stable release of fluocinolone with Durasert helps prevent uveitis flares for up to 3 years LICENSE AGREEMENTS Alimera Sciences, Inc. has rights for non-infectious posterior uveitis in the EMEA Rights for China, Hong Kong, Taiwan, Macau , Korea and certain SE Asia countries licensed to Ocumension Therapeutics with a royalty on sales payable to EyePoint PRODUCTS CONTINUOUS CALM IN UVEITIS 28 | INVESTOR PRESENTATION

PRODUCTS 60K–100K patients are suffering from posterior segment uveitis in the U.S. The need Flares can cause blindness 30,000 Americans become blind each year because of uveitis Uveitis lasts a lifetime and often affects people in middle age Conventional treatment is burdensome for patients and caregivers The YUTIQ answer 3-year continuous treatment in a single injection that controls flares and preserves eyesight Simple administration in the physician’s office Gives patients and physicians the confidence that comes with three years of assured compliance CONTINUOUS CALM IN UVEITIS Posterior segment uveitis causes blindness with every flare 29 | INVESTOR PRESENTATION

PRODUCTS CONTINUOUS CALM IN UVEITIS Continuous 3-year delivery limits blindness-causing flares Time to recurrence of uveitis within 36 months YUTIQ MEDIAN TIME TO FIRST RECURRENCE: 1051 DAYS PROBABILITY RECURRENCE 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 60 120 180 240 300 360 420 480 540 600 660 720 780 840 900 960 1020 1080 1140 1200 1260 TIME (DAYS) 3 YEARS IMPLANT DEPLETION FAI Insert (N=87) Sham Injection (N=42) US Phase 3 Trial 30 | INVESTOR PRESENTATION

Record customer demand in 2Q 2022 for YUTIQ 43% increase in Q2’22 compared to Q1’22 *Customer demand is defined as units purchased by Surgery Centers or physicians from the specialty distributors. PRODUCTS

Balance Sheet – June 30, 2022 $171 million of cash and investments $40 million of short and long-term debt Cash runway into 2H 2024 Solid cash position and growing revenues FINANCIAL SUMMARY Commercial Performance $11.3 million of net product revenues in Q2 2022, a 30% increase over Q2 2021 Commercial franchise projected to break-even in 2022 32 | INVESTOR PRESENTATION

Investor Presentation September 2022